UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2015

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (214) 574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2015, the stockholders of Global Power Equipment Group Inc. (the “Company”), upon recommendation of our Board of Directors, approved the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) and the reservation of 1,000,000 shares of common stock for issuance thereunder.  The 2015 Plan authorizes the grant of equity-based compensation to directors, officers and other key employees of the Company in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted shares, restricted share units, other-share based awards, or cash-based awards.

The 2015 Plan became effective as of January 29, 2015, the date of approval of the Board of Directors, and will continue in effect until January 28, 2025, unless sooner terminated by the Board of Directors.  The Global Power Equipment Group Inc. 2011 Equity Incentive Plan (the “2011 Plan”) terminated in its entirety upon stockholder approval of the 2015 Plan.  Awards granted under the 2011 Plan will remain outstanding in accordance with its terms, but shares remaining for issuance under the 2011 Plan will not be carried over into the 2015 Plan.

The foregoing description of the 2015 Plan is not complete and is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2015 Annual Meeting of Stockholders was held on May 8, 2015 at 9:00 a.m. central time at the Company’s headquarters in Irving, Texas. As described in the definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2015 (the “2015 Proxy Statement”), the following occurred:

•                  The five nominees for director were elected;

•                  The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year 2015 was ratified;

•                  A resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the 2015 Proxy Statement, was adopted; and

•                  The Company’s 2015 Equity Incentive Plan was approved.

The votes were as follows:

Proposal 1 — Election of Directors:

	Number of Shares Voted For	Number of Shares Voted Withheld	Broker Non- Votes
Terence J. Cryan	12,454,125	393,980	2,288,990
Charles Macaluso	12,459,094	389,011	2,288,990
Carl Bartoli	12,433,252	414,853	2,288,990
Michael E. Salvati	12,156,024	692,081	2,288,990
Michael E. Rescoe	12,476,436	371,669	2,288,990

Proposal 2 — Ratification of BDO USA, LLP as the Independent Registered Public Accounting Firm:

14,259,796 shares voted for, 415,177 shares voted against, 462,122 shares abstained from voting and there were 0 broker non-votes.

Proposal 3 —Advisory Vote on Executive Compensation:

11,848,010 shares voted for, 955,663 shares voted against, 44,432 shares abstained from voting, and there were 2,288,990 broker non-votes.

Proposal 4 —Approval of the Company’s 2015 Equity Incentive Plan:

8,207,856 shares voted for, 4,615,814 shares voted against, 24,435 shares abstained from voting, and there were 2,288,990 broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	2015 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2015

Global Power Equipment Group Inc.

By:	/s/ Tracy D. Pagliara

Tracy D. Pagliara
Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	2015 Equity Incentive Plan